Subsequent Events	6 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Subsequent Events

NOTE 19. SUBSEQUENT EVENTS

As of October 8, 2018, the Mexican peso-U.S. dollar exchange rate was Ps. 19.1328 per U.S. dollar, which represents a 3.68% appreciation of the value of the peso in U.S. dollar terms as compared to the exchange rate as of June 30, 2018, which was Ps. 19.8633 per U.S. dollar.

As of October 8, 2018, the weighted average price of the crude oil exported by PEMEX was U.S. $76.55 per barrel. This represents a price increase of approximately 11.39% as compared to the average price as of June 30, 2018, which was U.S. $68.72 per barrel.

During the period from July 1 to October 8, 2018, PMI HBV(until July 31, 2018) and P.M.I Holdings Holland Services, B.V., obtained U.S. $5,668,000 billion in financing from its revolving credit lines and repaid U.S. $5,608,000 billion. The outstanding amount under these revolving credit lines was U.S. $87,500, million as of October 8, 2018.

On July 6, 2018, PEMEX announced that it had reached an agreement to sell its 44.09% stake in PMV to Mexichem. PEMEX’s divestiture from this joint venture was motivated by the decision of the Board of Directors of PMV not to rebuild PMV’s vinyl chloride plant, which suffered an accident on April 20, 2016. The aggregate value of this transaction is approximately Ps. 3,436 million; the transaction also involves the reintegration into PEMEX of the vinyl chloride monomer plants and related infrastructure at the Pajaritos petrochemical complex.

On July 13, 2018, the Board of Directors of Petróleos Mexicanos issued the Declaratoria de Liquidación y Extinción de Pemex Cogeneración y Servicios (Declaration of Liquidation and Extinction of Pemex Cogeneration and Services), which was published in the Official Gazette of the Federation and became effective on July 27, 2018. As of July 27, 2018, all of the assets, liabilities, rights and obligations of Pemex Cogeneration and Services were automatically assumed by, and transferred to, Pemex Industrial Transformation, and Pemex Industrial Transformation became, as a matter of Mexican law, the successor to Pemex Cogeneration and Services. Pemex Cogeneration and Services was in turn dissolved effective as of July 27, 2018.

On September 4 and 5 PEMEX received the payment for the sale of its 5% interest in TAG Norte Holding, S. de R.L. de C.V., which as of June 30, 2018 was recorded as equity instruments (see Note 10) for U.S.$43,036.8 (Ps. 826,046.5) obtaining a net profit of Ps.10,257.